Prudential World Fund, Inc.
PGIM Emerging Markets Debt Hard Currency Fund

Supplement dated April 2, 2020

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective immediately, David Bessey is no longer serving as a portfolio manager for the Fund. Cathy L. Hepworth, CFA and Mariusz Banasiak, CFA will continue to serve as portfolio managers for the Fund. To reflect these changes, the Summary Prospectus, Prospectus and SAI are revised, as follows:

I.	All references and information pertaining to David Bessey with respect to the Fund are hereby removed.

LR1300